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                                                                EXHIBIT 4.1




COMMON STOCK                                             COMMON STOCK
  NUMBER                                                    SHARES
 FBU
                                                      CUSIP 594079 10 5

                                             See reverse for certain definitions



                               MICHAEL FOODS INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
 This certificate is transferrable in the states of Massachusetts and New York



THIS CERTIFIES THAT




is the owner and registered holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) OF MICHAEL FOODS, INC. transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



/s/ Jeffrey M. Shapiro                             /s/ Gregg A. Ostrander

              SECRETARY                                      PRESIDENT


                          [Merrill Corporation Seal]
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM   -as tenants in common    UNIF GIFT MIN ACT -- _____ Custodian _____
                                                          (Cust)         (Minor)
  TEN ENT   -as tenants by the                           under Uniform Gifts to
             entireties                                  Minors

  JT TEN    -as joint tenants with
             right of survivorship
             and not as tenants in
             common
             Additional abbreviations may also be used though not in the above list.

For value received ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                                        _________________________________

                                             _________________________________
                                             NOTICE THE SIGNATURE TO THE
                                             ASSIGNMENT MUST CORRESPOND WITH
                                             THE NAME AS WRITTEN UPON THE PAGE
                                             OF THE CERTIFICATE IN EVERY
                                             PARTICULAR WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER



SIGNATURE GUARANTEED BY: